UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2013

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices, including zip code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2013, HomeAway, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Domain Junction 2, LLC (the “Landlord”) for the lease of approximately 114,665 square feet of office space at The Domain, located at 11800 Domain Blvd., Suite 200, Austin, Texas 78758. A brief description of the material terms of the Lease are set forth below in Item 2.03, Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant, and are hereby incorporated by reference in this Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As set forth in Item 1.01 of this Current Report on Form 8-K, on July 3, 2013, the Company entered into the Lease with the Landlord. The material terms of the Lease are set forth below.

The term of the Lease is eleven and one-half (11  1/2) years and is scheduled to commence on September 1, 2014. The commencement date may be adjusted in the event the Landlord does not complete the construction of the building subject to the Lease prior to such date. In the event the Landlord does not commence construction by December 15, 2013, or deliver the building subject to the Lease to the Company by December 15, 2014, the Company has the option to terminate the Lease.

The rent obligations over the term are summarized below. The time periods set forth below assume a Lease commencement date of September 1, 2014 and may be subject to adjustment, as described above.

From	To	Floors	Monthly Rent
9/1/2014	6/30/2015	2 & 3	$107,898.94
7/1/2015	8/31/2015	2, 3 & 4	$107,898.94
9/1/2015	2/29/2016	2, 3 & 4	$166,022.15
3/1/2016	8/31/2016	2, 3, 4 & 5	$221,207.90
9/1/2016	8/31/2017	2, 3, 4 & 5	$225,985.60
9/1/2017	8/31/2018	2, 3, 4 & 5	$230,763.31
9/1/2018	8/31/2019	2, 3, 4 & 5	$235,541.02
9/1/2019	8/31/2020	2, 3, 4 & 5	$240,318.73
9/1/2020	8/31/2021	2, 3, 4 & 5	$245,096.44
9/1/2021	8/31/2022	2, 3, 4 & 5	$249,874.15
9/1/2022	8/31/2023	2, 3, 4 & 5	$254,651.85
9/1/2023	8/31/2024	2, 3, 4 & 5	$259,429.56
9/1/2024	8/31/2025	2, 3, 4 & 5	$264,207.27
9/1/2025	2/28/2026	2, 3, 4 & 5	$268,984.98

The Lease provides the Company with the opportunity for two (2) renewal terms of five (5) years each, provided that the rent would be subject to a market adjustment at the beginning of each renewal term.

The foregoing is only a brief description of the material terms of the Lease, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Lease that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEAWAY, INC.

Date: July 9, 2013	By:	/s/ Rebecca Lynn Atchison
Rebecca Lynn Atchison
Chief Financial Officer